SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                of 1934




Date of Report
(Date of earliest event reported):   July 16, 1998
                                   -----------------

     California Infrastructure and Economic Development Bank
                  Special Purpose Trust SDG&E-1
            Rate Reduction Certificates, Series 1997-1

                          SDG&E FUNDING LLC
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       (Exact name of registrant as specified in its charter)


DELAWARE                     333-30761                   95-1184800
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(State of incorporation      (Commission           (I.R.S. Employer
or organization)             File Number)        Identification No.


101 ASH STREET, ROOM 111, SAN DIEGO, CALIFORNIA              92101
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(Address of principal executive offices)                 (Zip Code)


                                                     (619) 696-2328
Registrant's telephone number, including area code-----------------


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   (Former name or former address, if changed since last report.)



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                              Form 8-K

Item 5. Other Events.

As more fully described in Registrant's Current Report on Form 8-K dated June 24, 1998 and incorporated herein by reference, in June 1998 a coalition of consumer groups received verification that its electric-restructuring ballot initiative received the needed signatures to qualify for the November 1998 California ballot.

On July 16, 1998 the California Supreme Court denied the July 6, 1998 petition seeking to overturn the Third District Court of Appeal's denial of the petition to remove the voter initiative from the ballot. The California Supreme Court refused to grant review of the petition at the present time. Such ruling did not represent a ruling on the merits of the arguments presented; rather, the ruling was a decision by the court not to consider the merits of the petition prior to the November balloting.


Item 7.  Financial Statements and Exhibits.

None



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                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SDG&E FUNDING LLC
                                           (Registrant)


Date: July 24, 1998                 By: /s/ James P. Trent
                                       ---------------------------
                                       James P. Trent
                                       Chief Financial Officer and
                                       Chief Accounting Officer